AMENDMENT TO AMENDED AND RESTATED AGREEMENT FOR WHOLESALE FINANCING
                                (Amendment No. 4)



This Amendment to Amended and Restated Agreement for Wholesale Financing ("Amendment") is made by and between Deutsche Financial Services Corporation ("DFS") and Featherlite, Inc. ("Dealer").

         WHEREAS, DFS and Dealer entered into that certain Amended and Restated Agreement for Wholesale Financing dated October 6, 1997, as amended by that certain Amendment to Amended and Restated Agreement for Wholesale Financing (Amendment No. 1) dated April 1, 1998, as amended by that certain Amendment to Amended and Restated Agreement for Wholesale Financing (Amendment No. 2), dated May 8, 1998, and as amended by that certain Amendment to Amended and Restated Agreement for Wholesale Financing (Amendment No. 3) dated march 25, 2000 (together, the "Agreement"); and

         WHEREAS, DFS and Dealer desire to amend the Agreement as provided herein.

         NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DFS and Dealer agree as follows:

         1. Amendment of Current Ratio. Paragraph 13.1(c) of the Agreement is deleted and amended to read in its entirety as follows:

                  "(c) a ratio of Current Tangible Assets to current liabilities of not less than the amount shown below during the period corresponding thereto:

                  Period                                                Ratio

                  At all times through June 29, 2001.                  1.25:1

                  At all times from June 30, 2001 and thereafter.      1.50:1"

         2. No Other Modifications. Except as expressly modified or amended herein, all other terms and provisions of the Agreement shall remain unmodified and in full force and effect and the Agreement, as hereby amended, is ratified and confirmed by DFS and Dealer.

         3. Capitalized Terms. Except as otherwise defined herein, all capitalized terms will have the same meanings set forth in the Agreement.

October 17, 2000
Page Two



         IN WITNESS WHEREOF, DFS and Dealer have executed this Amendment as of the 25th day of September, 2000.

                                DEUTSCHE FINANCIAL SERVICES CORPORATION


                                By:  /s/Leonard F. Buchan
                                      Leonard F. Buchan
                                      Vice President


                                FEATHERLITE, INC.

                                By:  /s/C. Clement
                                      Conrad Clement
                                      President